UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: August 10, 2022
(Date of earliest event reported)

EARTHSTONE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35049	84-0592823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1400 Woodloch Forest Drive, Suite 300
The Woodlands, Texas 77380
(Address of principal executive offices) (Zip Code)
(281) 298-4246
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	ESTE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On August 10, 2022, Earthstone Energy, Inc. (“Earthstone”), Earthstone Energy Holdings, LLC, a subsidiary of Earthstone (“EEH” and collectively with Earthstone, the “Company”), as buyer, and Titus Oil & Gas Production, LLC, a Delaware limited liability company (“TOGI”), Titus Oil & Gas Corporation, a Delaware corporation, Lenox Minerals, LLC, a Delaware limited liability company, and Lenox Mineral Title Holdings, Inc., a Delaware corporation (collectively, “Titus I”), as seller, consummated the transactions contemplated in that certain Purchase and Sale Agreement dated June 27, 2022, by and among the Company and Titus I (the “Titus I Purchase Agreement”) that was previously reported on Form 8-K filed on June 29, 2022 with the Securities and Exchange Commission (“SEC”). Also on August 10, 2022, Earthstone, EEH, as buyer, and Titus Oil & Gas Production II, LLC, a Delaware limited liability company (“TOGII”), Lenox Minerals II, LLC, a Delaware limited liability company, and Lenox Mineral Holdings II, LLC, a Delaware limited liability company (collectively, “Titus II” and together with Titus I, “Titus”), as seller, consummated the transactions contemplated in that certain Purchase and Sale Agreement dated June 27, 2022, by and among the Company and Titus II (the “Titus II Purchase Agreement,” and together with the Titus I Purchase Agreement, the “Purchase Agreements”) that was previously reported on Form 8-K filed on June 29, 2022 with the SEC. At the closing of the Purchase Agreements, among other things, EEH acquired (the “Titus Acquisition”) interests in oil and gas leases and related property of Titus I and Titus II located in the Delaware Basin, New Mexico, for an aggregate purchase price (the “Purchase Price”) of approximately $575 million in cash (“Cash Consideration”), net of preliminary and customary purchase price adjustments and subject to final post-closing settlement between EEH and Titus, and an aggregate 3,857,015 shares (the “Shares” and such issuance, the “Stock Issuance”) of Class A common stock, par value $0.001 per share, of Earthstone (the “Class A Common Stock”), net of preliminary and customary purchase price adjustments. At the closing of the Titus Acquisition, $64.5 million of the Cash Consideration was deposited in an escrow account to support Titus’ indemnity obligations under the Purchase Agreements, 1,811,132 of the Shares (the “Titus I Closing Shares”) were issued to Titus Oil & Gas, LLC, an affiliate of TOGI (“Titus O&G”), and 2,045,883 of the Shares (the “Titus II Closing Shares”) were issued to Titus Oil & Gas Investments II, LLC, an affiliate of TOGII (“Titus O&G II”).

Item 1.01 Entry into a Material Definitive Agreement.

Titus Registration Rights Agreement

On August 10, 2022, in connection with the closing of the Purchase Agreements, Earthstone, Titus O&G and Titus O&G II entered into a registration rights agreement (the “Titus Registration Rights Agreement”) relating to the Shares. The Titus Registration Rights Agreement provides that, within 15 days after the closing date of the Titus Acquisition, Earthstone will prepare and file a registration statement to permit the public resale of the Shares. Earthstone shall cause the registration statement to be continuously effective from and after the date it is first declared or becomes effective until the earlier of (i) all Shares have been disposed of in the manner set forth in the registration statement or under Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”), until the distribution of the Shares does not require registration under the Securities Act, or until there are no longer any such registrable shares of Class A Common Stock issued in connection with the Titus Acquisition outstanding or (ii) three years after the closing of the Titus Acquisition.

The foregoing description of the Titus Registration Rights Agreement is qualified in its entirety by the terms of the Titus Registration Rights Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Lock-Up Agreement

On August 10, 2022, in connection with the closing of the Purchase Agreements, Earthstone entered into a customary lock-up agreement (the “Lock-up Agreement”) with each of Titus O&G and Titus O&G II providing that such holders will not transfer, subject to limited exceptions, 50% of the Shares for 30 days after the closing of the Titus Acquisition and the remaining Shares for 60 days after the closing of the Titus Acquisition.

The foregoing description of the Lock-up Agreement is qualified in its entirety by the terms of the Form of Lock-up Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Amendment to Credit Agreement

On August 10, 2022, Earthstone, EEH, Wells Fargo Bank, National Association (“Wells Fargo”) as Administrative Agent and Issuing Bank, the lenders party thereto (the “Lenders”) and the guarantors party thereto entered into an amendment (the “Amendment”) to the Credit Agreement dated November 21, 2019, by and among EEH, as Borrower, Earthstone, as Parent, Wells Fargo as Administrative Agent and Issuing Bank, Royal Bank of Canada, as Syndication Agent, Truist Bank, Citizens Bank, N.A., KeyBank National Association, U.S. Bank National Association, Fifth Third Bank, PNC Bank, National Association, and Bank of America, N.A., as Documentation Agents, and the Lenders party thereto (together with all amendments or other modifications, the “Credit Agreement”). Among other things, the Amendment included an increase in the borrowing base from $1.4 billion to $1.7 billion and an increase in elected commitments from $800 million to $1.2 billion. The Amendment also established a fully funded $250 million term loan tranche as a portion of the $1.2 billion of available commitments under the Credit Agreement (the “Term Loan”), with the remaining $950 million of commitments in the form of revolving commitments. The Term Loan is fully pre-payable without premium or penalty, subject to the satisfaction of certain specified conditions, and bears an interest rate of Term SOFR plus 3.25%, increasing by 0.25% each 180-day period following the Term Loan funding. The Term Loan is co-terminus with the revolving maturity date of June 2, 2027, subject to the Springing Maturity Date (as defined in the Credit Agreement) applicable to revolving loans and term loans. The interest rate applicable to revolving loans remains a rate of Term SOFR plus an applicable margin between 2.25% and 3.25%, depending upon borrowing base utilization.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 10, 2022, pursuant to the closing of the Purchase Agreements, among other things, EEH completed the Titus Acquisition for aggregate cash consideration of approximately $575 million, net of preliminary and customary purchase price adjustments and subject to final post-closing settlement between EEH and Titus, and 3,857,015 shares of Class A Common Stock, net of preliminary and customary purchase price adjustments, as described above.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Amendment in Item 1.01 above is incorporated in this Item 2.03 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The description of the Titus Acquisition and the Shares in Item 2.01 above is incorporated in this Item 3.02 by reference.

The Shares issued pursuant to the Purchase Agreements were issued in reliance on an exemption from the registration requirements of the Securities Act by virtue of Section 4(a)(2) and/or other exemptions thereunder, as promulgated by the SEC under the Securities Act. Earthstone relied upon representations, warranties, certifications and agreements of Titus, Titus O&G and Titus O&G II in support of the satisfaction of the conditions contained in Section 4(a)(2) of the Securities Act and Regulation D under the Securities Act.

Item 7.01 Regulation FD Disclosure.

On August 10, 2022, Earthstone issued a press release announcing the consummation of the transactions contemplated in the Purchase Agreements. A copy of the press release is furnished as Exhibit 99.1 hereto.

On August 10, 2022, Earthstone posted to its website a company presentation (the “Presentation Materials”) that management intends to use from time to time. Earthstone may use the Presentation Materials, possibly with modifications, in presentations to current and potential investors, lenders, creditors, vendors, customers and others with an interest in Earthstone and its business.

The information contained in the Presentation Materials is summary information that should be considered in the context of Earthstone’s filings with the SEC and other public announcements that Earthstone may make by press release or otherwise from time to time. The Presentation Materials speak as of the date of this Current Report on Form 8-K. While Earthstone may elect to update the Presentation Materials in the future or reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K, Earthstone specifically disclaims any obligation to do so. The Presentation Materials are furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, Earthstone makes no admission as to the materiality of any information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1 and Exhibit 99.2, that is required to be disclosed solely by Regulation FD.

Cautionary Note Regarding Forward-Looking Statements

Many of the statements included or incorporated in this Current Report on Form 8-K and the furnished exhibits constitute “forward-looking statements.” In particular, they include statements relating to future actions, strategies, future operating and financial performance, and Earthstone’s future financial results. These forward-looking statements include, but are not limited to, statements regarding the Titus Acquisition, descriptions of the pro forma effects of the Titus Acquisition and the operations, integration and transition plans, synergies, opportunities and anticipated future performance as a result of or relating to the Titus Acquisition. These forward-looking statements are based on current expectations and projections about future events. Readers are cautioned that forward-looking statements are not guarantees of future operating and financial performance or results and involve substantial risks and uncertainties that cannot be predicted or quantified, and, consequently, the actual performance of Earthstone may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, factors described from time to time in Earthstone’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC (including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein).

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements required by this Item 9.01 and Regulation S-X will be filed by an amendment to this Form 8-K. The amendment will be filed with the SEC no later than 71 calendar days after the date this Form 8-K is required to be filed with the SEC.

(b) Pro forma financial information.

The pro forma financial information required by this Item 9.01 and Regulation S-X will be furnished by an amendment to this Form 8-K. The amendment will be filed with the SEC no later than 71 calendar days after the date this Form 8-K is required to be filed with the SEC.

(d) Exhibits.

Exhibit No.	Description
2.1*
Purchase and Sale Agreement dated June 27, 2022, by and among Titus Oil & Gas Production, LLC, Titus Oil & Gas Corporation, Lenox Minerals, LLC and Lenox Mineral Title Holdings, Inc, collectively, as Seller, and Earthstone Energy Holdings, LLC, as Purchaser, and Earthstone Energy, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Registrant with the SEC on June 29, 2022).

2.2*
Purchase and Sale Agreement dated June 27, 2022, by and among Titus Oil & Gas Production II, LLC, Lenox Minerals II, LLC and Lenox Mineral Holdings II, LLC, collectively, as Seller, and Earthstone Energy Holdings, LLC, as Purchaser, and Earthstone Energy, Inc. (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K filed by the Registrant with the SEC on June 29, 2022).

10.1	Registration Rights Agreement dated August 10, 2022, by and among Earthstone Energy, Inc., Titus Oil & Gas, LLC, and Titus Oil & Gas Investments II, LLC.
10.2	Form of Lock-up Agreement.
10.3
Seventh Amendment to Credit Agreement dated as of August 10, 2022, by and among Earthstone Energy Holdings, LLC, as Borrower, Earthstone Energy, Inc., as Parent, Wells Fargo Bank, National Association as Administrative Agent, and the Lenders and guarantors party thereto.

99.1	Press Release dated August 10, 2022.
99.2	Presentation Materials dated August 10, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules, annexes or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K, but will be furnished supplementally to the SEC upon request.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHSTONE ENERGY, INC.

Date:	August 11, 2022	By:	/s/ Tony Oviedo
Tony Oviedo
Executive Vice President - Accounting and Administration